UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2017

Date of Report

(Date of earliest event reported)

NEVADA CANYON GOLD CORP.

(Exact name of Registrant as specified in its Charter)

Nevada	333-196075	46-5152859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

316 California Avenue, Suite 543, Reno, Nevada 89509

(Address of Principal Executive Offices)

888-909-5548

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

  [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

  [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On July 20, 2017, Nevada Canyon Gold Corp. (the “Company”) issued a news release providing an corporate update containing details of the closing of a property purchase agreement (Form 8K filed on 07-07-17) with Walker River Resources Corp. Walker received TSX Venture Exchange approval on the agreement, previously announced by Walker and the Company on July 6, 2017 (Form 8K filed on 07-06-17) to purchase Nevada Canyon’s 30% interest in the Lapon Canyon gold project.

The news release also contained details of Nevada Canyon Exploration Lease and Option to Purchase Agreement with Goodsprings Development LLC, (see Form 8K 06-08-17) on the Garfield Flats Project, consisting of 12 claims, (240 acres) located in Mineral County, Nevada about 18 miles southeast of the town of Hawthorne. Additionally, Nevada Canyon provided details on increasing its land holdings at the Garfield Flats Project by acquiring through staking, an additional 144 claims (2960 acres).

The Release contains an edited, simplified version of the factual information relevant to the Company’s involvement in the Lapon Canyon gold project and Garfield Flats project, as well as other industry information. The Company may choose to regularly post similar information, as the management deems fit, to its website and may use the Release in reports and presentations from time to time. A copy of the Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in the Release is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Nevada Canyon Gold Corp Information News Release dated July 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA CANYON GOLD CORP.

Date: July 21, 2017	By:	/s/ Jeffrey Cocks
	Name:	Jeffrey Cocks
	Title:	Chief Executive Officer